Exhibit 99.1

AssetMark Names Natalie Wolfsen Chief Executive Officer

Michael Kim Appointed President

CONCORD, Calif., Feb. 23, 2021 (GLOBE NEWSWIRE) – AssetMark Financial Holdings, Inc. (NYSE: AMK) today announced that its Board of Directors has named Natalie Wolfsen as the company’s new Chief Executive Officer and Michael Kim as its new President. Both appointments are effective as of March 3, 2021. Ms. Wolfsen and Mr. Kim are succeeding Charles Goldman, who will be leaving his role as President and Chief Executive Officer and as a member of the Board of Directors. Mr. Goldman will assist in the transition by serving as a consultant to the Company for one year. Ms. Wolfsen will also join the AssetMark Board of Directors.

Ms. Wolfsen, who most recently served as AssetMark’s Executive Vice President and Chief Solutions Officer, brings to her new position more than 25 years of experience in investment product management, investments, digital product development and marketing, as well as a proven track record of successfully achieving business results for AssetMark. She is an experienced strategist, consistently and successfully identifying and meeting the evolving needs of financial advisors and their clients through the development of new technology and services.

“Natalie is a proven, high-performing leader who the Board of Directors unanimously believes is the right executive to lead AssetMark moving forward,” said Xiaoning Jiao, Chairperson of the AssetMark Board of Directors. “She brings to her new role a deep knowledge of AssetMark, a track record of successfully developing and leading teams and a forward-looking approach that promotes holistic advisor-client conversations, innovative technology and greater diversity and inclusion in the wealth management industry. We look forward to her continued contributions to AssetMark’s growth.”

“I am thrilled to lead AssetMark forward as Chief Executive Officer and build on its strong momentum and proven track record of helping advisors succeed,” said Ms. Wolfsen. “We remain committed to our mission of making a difference in the lives of advisors and investors and intend to build on our stated strategy of supporting independent financial advisors, broker dealer relationships and RIAs on our platform by delivering new, tailored solutions, technology and services to help them achieve their clients’ financial goals.”

“The Board and I thank Charles for his significant contributions to AssetMark over the last seven years,” said Ms. Jiao. “Under his leadership, AssetMark made a successful transition to a publicly traded company, which strengthened the company’s financial profile and enabled it to make significant investments to better serve financial advisors. We wish him every success in his future endeavors.”

In her most recent role as AssetMark’s Executive Vice President and Chief Solutions Officer, Ms. Wolfsen led the company's Strategy and Solutions Group, driving the development of solutions and services for financial advisors. Additionally, she oversaw investment teams, managing due diligence and driving the ongoing evaluation of new outsourcing solutions. Ms. Wolfsen earned a 2020 Silver Stevie Award for Women in Business, the premier honor for female executives. She also serves on the board of directors of the CFP Board Center for Financial Planning, an organization that works to provide the public with access to competent and ethical personal financial planning. Ms. Wolfsen’s unmatched expertise, initiative and drive embody AssetMark’s mission-driven, client-focused culture, which she will continue to shape as Chief Executive Officer.

Mr. Kim most recently served as Executive Vice President and Chief Client Officer at AssetMark. In this role, he was responsible for AssetMark's Client Development Group, overseeing all sales and marketing teams, sales strategy and operations and strategic accounts. Mr. Kim and his team will continue to focus on strategies to help advisors grow and serve their clients, as well as expanding AssetMark’s engagements with existing and prospective advisors.

Mr. Kim brings to this role more than 25 years of experience working with financial advisors in various capacities, including 10 years at AssetMark. Prior to joining AssetMark, Mr. Kim was an executive at Fidelity Investments, overseeing RIA Sales Management, Relationship Management and Practice Management. Mr. Kim started his professional career at Coopers & Lybrand, LLC.

“I am very pleased that the entire AssetMark organization and I will continue to benefit from Michael’s leadership, strategic thinking and diligence,” said Ms. Wolfsen.

About AssetMark Financial Holdings, Inc.

AssetMark is a leading provider of extensive wealth management and technology solutions that power independent financial advisors and their clients. Through AssetMark, Inc., its investment advisor subsidiary registered with the Securities and Exchange Commission, AssetMark operates a platform that comprises fully integrated technology, personalized and scalable service and curated investment platform solutions designed to make a difference in the lives of advisors and their clients. AssetMark had $74.5 billion in platform assets as of December 31, 2020 and has a history of innovation spanning more than 20 years.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding our future financial and operating performance, which involve risks and uncertainties. Actual results may differ materially from the results predicted, and reported results should not be considered as an indication of future performance. Forward-looking statements include all statements that are not historical facts and can be identified by terms such as “may,” “might,” “will,” “should,” “expects,” “plans,” “anticipates,” “intends,” “believes,” “estimates,” “predicts,” “potential” or “continue,” the negative of these terms and other comparable terminology that conveys uncertainty of future events or outcomes. These forward-looking statements involve known and unknown risks, uncertainties, assumptions and other factors that may cause actual results to differ materially from statements made in this press release, including in relation to our ability to attract and retain advisors, competition in the industry in which we operate, the interest rate environment, shifting investor preferences, our market share and the size of our addressable market, our financial performance, investments in new products, services and capabilities, our ability to execute strategic transactions, legal and regulatory developments and general market, political, economic and business conditions. Other potential risks and uncertainties that could cause actual results to differ from the results predicted include, among others, those risks and uncertainties included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our prospectus dated July 17, 2019 filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended, and in our most recent Quarterly Report on Form 10-Q for the quarter ended September 30, 2020, each of which is on file with the Securities and Exchange Commission and available on our investor relations website at

http://ir.assetmark.com. Additional information will also be set forth in our Annual Report on Form 10-K for the year ended December 31, 2020, which is expected to be filed in mid-March. All information provided in this release is based on information available to us as of the date of this press release and any forward-looking statements contained herein are based on assumptions that we believe are reasonable as of this date. Undue reliance should not be placed on the forward-looking statements in this press release, which are inherently uncertain. We undertake no duty to update this information unless required by law.

Contacts

Investors:

Taylor J. Hamilton, CFA

Head of Investor Relations

InvestorRelations@assetmark.com

Media:

Jen Roche

Head of Marketing and Communications

jen.roche@assetmark.com